Exhibit 10.36(c)

November 30, 2010

Texas Instruments Incorporated

12500 TI Boulevard

Dallas, Texas 75266 U.S.A.

Attention: General Counsel

Fax: +1 972 480-2900

Subject:	Assignment of Foundry Agreement from Nihon Spansion Limited to Nihon Spansion Trading Limited as of the Effective Date (as defined below)

Reference:	Foundry Agreement, dated September 28, 2010

To Whom It May Concern:

Spansion Inc. (“Spansion”) plans to further restructure its business operations in Japan by establishing a new legal entity, Nihon Spansion Trading Limited (“PSKK”), which will take on responsibility for all of Spansion’s foundry relationships in Japan.

As you know, Nihon Spansion Limited (“Nihon”) is currently doing business with Texas Instruments Incorporated (“TI”), under the Foundry Agreement, dated September 28, 2010, and as amended, supplemented, or otherwise modified, between Spansion, Nihon and TI (the “Foundry Agreement”).

Nihon wishes to assign to PSKK, and PSKK wishes to assume, all rights and obligations of Nihon under the Foundry Agreement.

Accordingly, the applicable parties hereby agree as follows:

1. Assignment and Assumption. In accordance with Section 16.3 of the Foundry Agreement, Spansion and Nihon hereby assign, convey, transfer and set over to PSKK, and PSKK hereby assumes, all of Nihon’s rights and obligations under the Foundry Agreement with effect on and after the Effective Date. Without limiting the foregoing, (a) PSKK shall perform all obligations of Nihon under the Foundry Agreement, whether arising prior to, on or after the Effective Date, and (b) any obligations of TI outstanding under the Foundry Agreement as of the Effective Date shall be owed to and performed for the benefit of PSKK.

For purposes hereof, “Effective Date” means December 27, 2010.

2.	Miscellaneous.

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From and after the Effective Date, all notices to PSKK under the Foundry Agreement shall be sent to Yukari Kugimiya at yukari.kugimiya@spansion.com with a copy to Pierre Claverie at pierre.claverie@spansion.com

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This letter agreement constitutes the entire agreement between the parties and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, among the parties, concerning the subject matter hereof.

•	Each party hereto agrees to do such acts and things as another party may reasonably request for the purpose of carrying out the intent of this letter agreement.

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If any provision of this letter agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions or other parts of this letter agreement will remain in full force and effect.

•	This letter agreement will be binding upon and inure to the benefit of each of the parties and their respective successors and assigns.

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This letter agreement will be governed by and construed, and the rights and obligations of the parties hereto will be determined, in accordance with the laws of Japan, without giving effect to principles of conflicts of laws.

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This letter agreement may be executed in any number of counterparts, each of which will be deemed to be an original, and all of such counterparts will constitute one agreement. To facilitate execution of this Amendment, the parties may deliver counterparts of the executed signature pages by facsimile or by digitally scanned signature delivered electronically, and the delivery thereof shall be considered to be the delivery of an original.

Please acknowledge this assignment by having an authorized representative of your company sign below, then scan the signed letter and return it to Spansion via electronic delivery to james.ashby@spansion.com.

If you have any questions about this assignment or about Spansion’s, Nihon’s, Spansion LLC’s, and/or PSKK’s plans in general, please do not hesitate to contact Jim Ashby. Thank you in advance for your assistance.

Sincerely,

Nihon Spansion Trading Limited		Nihon Spansion Limited

By:	/s/ Carmine R. Renzulli	By:	/s/ Randy W. Furr
Name:	Carmine R. Renzulli	Name:	Randy W. Furr
Title:	Representative Director	Title:	Representative Director

Acknowledged:

TEXAS INSTRUMENTS INCORPORATED

By:	/s/ Kevin Ritchie
Name:	Kevin Ritchie
Title:	SVP TMG
Date:	12/7/10

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